UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 29, 2025

Getty Images Holdings, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41453	87-3764229
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

605 5th Ave S. Suite 400

Seattle, WA 98104
(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: (206) 925-5000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	GETY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

On September 29, 2025, Getty Images, Inc., (the “Issuer”), an indirect wholly owned subsidiary of Getty Images Holdings, Inc. (the “Company”), announced its plan to offer, in a private offering, subject to market and other conditions, $628,400,000 aggregate principal amount of senior secured notes due 2030 (the “Notes”), pursuant to a confidential Offering Memorandum (the “Offering Memorandum”). The Notes will be senior secured obligations of the Issuer and will be jointly and severally guaranteed on a senior secured first lien basis by the same guarantors that provide guarantees for the Issuer’s outstanding senior secured notes due 2030 and its secured credit facility.

The offering is being made in connection with the previously announced proposed merger (the “Merger”) with Shutterstock, Inc. (“Shutterstock”). An amount equal to the gross proceeds will be deposited in an escrow account and will be secured by a first-priority security interest in the escrow account and all funds deposited therein. Upon release from escrow, the Company and the Issuer intend to use the net proceeds from this offering to pay fees, expenses and cash consideration to holders of Shutterstock common stock payable in connection with the Merger and to use the remaining proceeds to refinance certain indebtedness of Shutterstock and pay fees and expenses in connection with this offering.

If the agreement to complete the Merger is terminated, or the Merger is not consummated on or prior to October 6, 2026, or if the Issuer informs U.S. Bank National Association, in its capacity as escrow agent for the proceeds of the offering, that it reasonably believes the Merger will not be consummated on or prior to October 6, 2026, the Notes will be redeemed in accordance with a special mandatory redemption at a redemption price equal to 100% of the issue price of the Notes, plus accrued and unpaid interest, if any, from the date of issuance or the most recent date to which interest has been paid or provided for, to, but not including, the date of such redemption.

The Notes have not been and will not be registered under the U.S. Securities Act of 1933, as amended (the “Securities Act”), any state securities laws or the securities laws of any other jurisdiction and may not be offered or sold in the United States absent registration or an applicable exemption from registration. Accordingly, the Notes are being offered and sold only to persons reasonably believed to be qualified institutional buyers in accordance with Rule 144A under the Securities Act and outside the United States in reliance on Regulation S under the Securities Act.

A copy of the press release announcing the offering is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K.

Forward Looking Statements

This Current Report contains forward-looking statements within the meaning of Section 27A of the Securities Act as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that reflect management’s current expectations, plans, and assumptions that management has made in light of their experience in the industry, as well as their perceptions of historical trends, current conditions, expected future developments, and other factors they believe are appropriate under the circumstances and at such time. Forward-looking statements include information concerning possible or assumed future results of operations, including statements regarding estimates and forecasts of other financial and performance metrics and projections of market opportunity, the offering, the expected use of proceeds from the offering, the escrow agreement and the Merger. These statements often include words such as “anticipate,” “expect,” “suggests,” “plan,” “believe,” “intend,” “estimates,” “targets,” “projects,” “should,” “could,” “would,” “may,” “will,” “forecast,” and other similar expressions or the negative of these words and phrases, other variations of these words and phrases or comparable terminology, but not all forward-looking statements include such identifying words.

These forward-looking statements are subject to and involve risks, uncertainties, and assumptions that may cause the Company’s actual results, performance, or achievements to differ materially from any future results, performance, or achievements expressed or implied by these forward-looking statements. Important factors that could lead to such material differences include, but are not limited to, satisfaction of the conditions described in the Offering Memorandum.

You are cautioned not to place undue reliance on forward-looking statements, which represent management’s beliefs and assumptions only as of the date of this Current Report. Actual future results may differ materially from what the Company expects. Important factors that could cause actual results to differ materially from the Company’s expectations are discussed in the section entitled “Risk Factors” set forth in the Offering Memorandum, as well as under the heading “Risk Factors” included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, filed with the Securities and Exchange Commission (“SEC”). These factors should not be considered exhaustive and should be read together with other cautionary statements included in the Company’s filings with the SEC.

The Company expressly disclaims any obligation to publicly update or revise any forward-looking statements contained in this Current Report, whether as a result of new information, future developments, or otherwise, except as required by applicable federal securities law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release announcing the proposed offering of Notes, dated September 29, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Getty Images Holdings, Inc.

By:	/s/ Kjelti Kellough
	Name:	Kjelti Kellough
	Title:	Senior Vice President, General Counsel, and Corporate Secretary

Date: September 29, 2025

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